Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the annual Report on Form 10-K for the year ended December 31, 2008, fairly presents in all material respects, the financial condition and results of operations of Znomics, Inc.

By: /s/ Mark A. Philip
Name: Mark A. Philip
Title: Principal Executive Officer

Date: March 31, 2009

By: /s/ Kerry D. Rea
Name: Kerry D. Rea
Title: Principal Financial Officer

Date: March 31, 2009